WILLIAM BLAIR FUNDS

                              Rule 10f-3 Procedures

     The Board of Trustees of William Blair Funds (the "Fund") has approved the following procedures to permit the Portfolios of the Fund to purchase securities from underwriting and selling syndicates in which William Blair & Company, L.L.C. (the "Adviser") participates as a syndicate member in compliance with the provisions of Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser is directed to comply with these procedures in effecting any such purchase of securities for the Fund.

Definitions
-----------

     For the purpose of these procedures and the attached Form 10f-3, the following definitions shall apply:

     Domestic Issuer means any issuer other than a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country.

     Eligible Foreign Offering means a public offering of securities, conducted under the laws of a country other than the United States, that meets the following conditions:

          (i) The offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in such country;

          (ii) The securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer);

          (iii) Financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in such country, for the two years prior to the offering, are made available to the public and prospective purchasers in connection with the offering; and

          (iv) If the issuer is a Domestic Issuer, it meets the following conditions:

               (A) It has a class of securities registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") or is required to file reports pursuant to Section 15(d) or the 1934 Act; and

               (B) It has filed all the material required to be filed pursuant to Section 13(a) or 15(d) of the 1934 Act for a period of at least 12 months immediately preceding the sale of securities made in reliance upon Rule 10f-3 (or for such shorter period that the issuer was required to file such material).

     Eligible Municipal  Securities means "municipal  securities," as defined in
Section 3(a)(29) of the 1934 Act, that have received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"); provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from a NRSRO.

     Eligible Rule 144A Offering means an offering of securities that meets the following conditions:

          (i) The securities are offered or sold in transactions exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A under Section 4(2) or Rules 501-508 under Section 4(2);

          (ii) The securities are sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include "qualified institutional buyers," as defined in Rule 144A(a)(1) ("QIBs"); and

          (iii) The seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other QIBs pursuant to Rule 144A.

     NRSRO has the same meaning as that set forth in Rule 2a-7(a)(14) under the 1940 Act.

Conditions
----------

     Before making a purchase for a Portfolio of securities from an underwriting or selling syndicate, the Adviser shall determine whether it is a manager or participant in the underwriting or selling syndicate, and, if it is, the Adviser may purchase securities for the Portfolios provided that all the conditions set forth below (the "Rule 10f-3 Procedures") are met:

1. The securities to be purchased (i) are part of an issue registered under the Securities Act of 1933 that is being offered to the public; (ii) Eligible Municipal Securities; (iii) securities sold in an Eligible Foreign Offering; or (iv) securities sold in an Eligible Rule 144A Offering.

2. The securities are purchased prior to the end of the first day on which any sales are made, if not offered for subscription upon exercise of rights, or are purchased on or before the fourth day preceding the day on which the rights offering terminates at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). For purposes of determining whether the securities are being sold in an Eligible Rule 144A Offering and of determining compliance with this Paragraph 2, the Fund may reasonably rely upon written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which the Portfolios purchase the securities.

3. With respect to an issue registered under the Securities Act of 1933 that is offered to the public or are purchased pursuant to an Eligible Foreign Offering or an Eligible Rule 144A Offering, the issuer of the securities to be purchased shall have been in continuous operation for not less than three years, including the operations of any predecessors.

4. The securities are offered in a firm commitment underwriting pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

5. The commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

6. The amount of securities of any class of such issue to be purchased by a Portfolio or by, in the aggregate, any two or more investment companies managed by the Adviser, shall not exceed (i) 25% of the principal amount of the offering of such class if purchased in an offering other than an Eligible Rule 144A Offering; or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (B) the principal amount of the offering of such class in any concurrent public offering.

7. No Portfolio purchases securities offered directly or indirectly from an officer, director, member of an advisory board, the Adviser, an employee of such Portfolio or from a person of which any such officer, director, member of an advisory board, the Adviser or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter if (i) such underwriter does not benefit directly or indirectly from the transaction; or (ii) in respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of any person from whom this section prohibits purchase.

8. The Adviser shall (i) maintain a record of each purchase effected pursuant to the Fund's Rule 10f-3 Procedures on a Form 10f-3 in the form attached hereto as Exhibit A and (ii) shall present a written report to the Board of Trustees, in the form attached hereto as Exhibit B, no less frequently than quarterly, summarizing such information for each purchase during the preceding quarter and attaching to such report all copies of Form 10f-3 completed during the quarter.

9. All such transactions shall be reported on the Portfolios' semi-annual reports on Form N-SAR and a written record of each such transaction, setting forth (1) from whom the securities were acquired, (2) the identity of the underwriting syndicate's members, (3) the terms of the transaction and (4) the information or materials upon which the Board of Trustees based its quarterly determination that all purchases made during the preceding quarter were effected in compliance with the Fund's Rule 10f-3 Procedures shall be attached as an exhibit to Form N-SAR. The information regarding the terms of the transaction shall include the date of purchase, the maturity date and interest rate of the securities purchased, the number and value of securities purchased (specific as to each series if applicable) and the aggregate number and value of securities offered through the underwriting or selling syndicate.

10. The Adviser shall maintain and preserve on behalf of the Portfolios written records in accordance with the provisions of Rule 10f-3(b)(11), which records shall contain a copy of the Fund's Rule 10f-3 Procedures, as they may be modified from time to time, and all copies of Form l0f-3 reviewed by the Board of Trustees.

11. On an annual basis, the Adviser shall provide a report to the Board regarding the securities purchased pursuant to these Rule 10f-3 Procedures analyzing the performance of such securities.



Date:  October 21, 1997

                                                                       EXHIBIT A

                                   FORM 10f-3




                        WILLIAM BLAIR FUNDS (the "Fund")

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures









Issuer: Aeropostale

Date offering commenced: 5/15/02

Aggregate number and value of securities offered through underwriting or selling syndicate:

12,500,000 for $225,000,000

Offering price at close of first day on which any sales were made: 27.75

Underwriting syndicate's members: Bear, Stearns, Merrill Lynch, Banc of America, US Bancorp Piper Jaffray, First Union, CIBC World Market, Credut Suisse First Boston, Jeffries & Co., Lazard Freres, JP Morgan, Prudential, RBC Dain Rauscher, UBS Warburg, Thomas Weisel Partners, Investec PMG Capital, The Buckingham Research Group, CE Unterberg, Towbin, Chatsworth, Friedmand Billings & Ramsey, Gerard Klauer Mattison, Ladenburg Thalmann, Newuberger & Berman, SunTrust Capital Markets, Wesbush Morgan Securities, William Blair.

Date of purchase: 5/15/02

Number and value of securities purchased (specific as to each series if applicable): 5,000 for $90,000.00

Purchase price (net of fees and expenses): $18.00

Maturity date and interest rate (if applicable): n/a

Underwriter from whom purchased: Bear, Stearns

Commission, spread or profit: 7%

Comparative information regarding commission, spread or profit for similar underwritings during the same period:

                                                              Underwriting
Issuer                                      Price               Discount            Gross Spread
------                                      -----               --------            ------------
Plumtree Software                           8.50                 0.5950                  7.0
Luiquidmetal Technologies                   15.00                1.0500                  7.0
DOV Pharmaceutical                          13.00                0.9100                  7.0
Verint Systems                              16.00                1.1200                  7.0
Printcafe Software                          10.00                0.7000                  7.0
Quinton Cardiology Systems                  7.00                 0.4900                  7.0
Altiris Inc                                 10.00                0.7000                  7.0
Kyphon Inc                                  15.00                1.0500                  7.0
SRA International Inc                       18.00                1.2600                  7.0
Netflix Inc                                 15.00                1.0500                  7.0
Computer Programs and Systems Inc           16.50                1.1550                  7.0
Nuveen Quality Preferred Income Fund        15.00                0.6750                  7.0
MTC Technologies                            17.00                1.1900                  7.0

Conditions                                                                           Yes            No
----------                                                                           ---            --
(1)  The  securities  are  either  (i) part of an  issue  registered  under  the
     Securities Act of 1933 that is being offered to the public or (ii) Eligible
     Municipal Securities, (iii) securities sold in an Eligible Foreign Offering
     or (iv) securities sold in an Eligible Rule 144A Offering.                       X
                                                                                     ---           ---

(2)  The  purchase  price  paid did not  exceed  the  price  paid by each  other purchaser of securities in that offering or in any  concurrent  offering of the  securities  at the  close of the first day on which any sales are made
     (except,  in the case of an Eligible  Foreign  Offering,  for any rights to purchase  that are  required  by law to be  granted  to  existing  security holders of the  issuer),  or, if a rights  offering,  the  securities  were purchased  on or  before  the  fourth  day  preceding  the day on which the
     offering terminated.                                                             X
                                                                                     ---           ---

(3)  In respect of securities  other than  Eligible  Municipal  Securities,  the issuer of the securities has been in continuous operation for not less than
     three years, including the operations of any predecessors.                       X
                                                                                     ---           ---

(4)  The underwriting was a firm commitment underwriting.                             X
                                                                                     ---           ---

(5)  The  commission,  spread or profit was  reasonable  and fair in relation to that being received by others for underwriting  similar  securities  during
     the same period.                                                                 X
                                                                                     ---           ---

(6)  The amount of such securities  purchased by all of the investment companies managed by the  Adviser  did not exceed 25% of the  principal  amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule
     144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling  syndicate to QIBs, plus (2)
     the principal amount in any concurrent public offering.                          X
                                                                                     ---           ---

(7)  The Adviser was not a direct or indirect participant in the sale.                X
                                                                                     ---           ---

Approved:                                   Date:
          --------------------------              ---------------------

Board of Trustees Review Date:
                                --------------------------

                                                                       EXHIBIT B


                               WILLIAM BLAIR FUNDS


                              Small Cap Growth Fund

                Form of Quarterly Report on Rule 10f-3 Purchases











During the second quarter of 2002, William Blair Funds Small Cap Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:

----------------------------------------------------------------------------------------------------------------

  Issuer             Date of Purchase     Amount of Purchase        Purchase Price           Broker/Dealer
----------------------------------------------------------------------------------------------------------------

Aeropostale              5/15/02               5,000                     $18.00               Bear, Stearns
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

The above purchase [purchases] was [were] made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the trustees of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

3. In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

4.   The underwriting was a firm commitment underwriting.

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

6. The amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule 144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate to QIBs, plus (2) the principal amount in any concurrent public offering.

                               WILLIAM BLAIR FUNDS

                              Rule 10f-3 Procedures

     The Board of Trustees of William Blair Funds (the "Fund") has approved the following procedures to permit the Portfolios of the Fund to purchase securities from underwriting and selling syndicates in which William Blair & Company, L.L.C. (the "Adviser") participates as a syndicate member in compliance with the provisions of Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser is directed to comply with these procedures in effecting any such purchase of securities for the Fund.

Definitions
-----------

     For the purpose of these procedures and the attached Form 10f-3, the following definitions shall apply:

     Domestic Issuer means any issuer other than a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country.

     Eligible Foreign Offering means a public offering of securities, conducted under the laws of a country other than the United States, that meets the following conditions:

          (i) The offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in such country;

          (ii) The securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer);

          (iii) Financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in such country, for the two years prior to the offering, are made available to the public and prospective purchasers in connection with the offering; and

          (iv) If the issuer is a Domestic Issuer, it meets the following conditions:

               (A) It has a class of securities registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") or is required to file reports pursuant to Section 15(d) or the 1934 Act; and

               (B) It has filed all the material required to be filed pursuant to Section 13(a) or 15(d) of the 1934 Act for a period of at least 12 months immediately preceding the sale of securities made in reliance upon Rule 10f-3 (or for such shorter period that the issuer was required to file such material).

     Eligible Municipal  Securities means "municipal  securities," as defined in
Section 3(a)(29) of the 1934 Act, that have received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"); provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from a NRSRO.

     Eligible Rule 144A Offering means an offering of securities that meets the following conditions:

          (i) The securities are offered or sold in transactions exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A under Section 4(2) or Rules 501-508 under Section 4(2);

          (ii) The securities are sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include "qualified institutional buyers," as defined in Rule 144A(a)(1) ("QIBs"); and

          (iii) The seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other QIBs pursuant to Rule 144A.

     NRSRO has the same meaning as that set forth in Rule 2a-7(a)(14) under the 1940 Act.

Conditions
----------

     Before making a purchase for a Portfolio of securities from an underwriting or selling syndicate, the Adviser shall determine whether it is a manager or participant in the underwriting or selling syndicate, and, if it is, the Adviser may purchase securities for the Portfolios provided that all the conditions set forth below (the "Rule 10f-3 Procedures") are met:

1. The securities to be purchased (i) are part of an issue registered under the Securities Act of 1933 that is being offered to the public; (ii) Eligible Municipal Securities; (iii) securities sold in an Eligible Foreign Offering; or (iv) securities sold in an Eligible Rule 144A Offering.

2. The securities are purchased prior to the end of the first day on which any sales are made, if not offered for subscription upon exercise of rights, or are purchased on or before the fourth day preceding the day on which the rights offering terminates at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). For purposes of determining whether the securities are being sold in an Eligible Rule 144A Offering and of determining compliance with this Paragraph 2, the Fund may reasonably rely upon written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which the Portfolios purchase the securities.

3. With respect to an issue registered under the Securities Act of 1933 that is offered to the public or are purchased pursuant to an Eligible Foreign Offering or an Eligible Rule 144A Offering, the issuer of the securities to be purchased shall have been in continuous operation for not less than three years, including the operations of any predecessors.

4. The securities are offered in a firm commitment underwriting pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

5. The commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

6. The amount of securities of any class of such issue to be purchased by a Portfolio or by, in the aggregate, any two or more investment companies managed by the Adviser, shall not exceed (i) 25% of the principal amount of the offering of such class if purchased in an offering other than an Eligible Rule 144A Offering; or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (B) the principal amount of the offering of such class in any concurrent public offering.

7. No Portfolio purchases securities offered directly or indirectly from an officer, director, member of an advisory board, the Adviser, an employee of such Portfolio or from a person of which any such officer, director, member of an advisory board, the Adviser or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter if (i) such underwriter does not benefit directly or indirectly from the transaction; or (ii) in respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of any person from whom this section prohibits purchase.

8. The Adviser shall (i) maintain a record of each purchase effected pursuant to the Fund's Rule 10f-3 Procedures on a Form 10f-3 in the form attached hereto as Exhibit A and (ii) shall present a written report to the Board of Trustees, in the form attached hereto as Exhibit B, no less frequently than quarterly, summarizing such information for each purchase during the preceding quarter and attaching to such report all copies of Form 10f-3 completed during the quarter.

9. All such transactions shall be reported on the Portfolios' semi-annual reports on Form N-SAR and a written record of each such transaction, setting forth (1) from whom the securities were acquired, (2) the identity of the underwriting syndicate's members, (3) the terms of the transaction and (4) the information or materials upon which the Board of Trustees based its quarterly determination that all purchases made during the preceding quarter were effected in compliance with the Fund's Rule 10f-3 Procedures shall be attached as an exhibit to Form N-SAR. The information regarding the terms of the transaction shall include the date of purchase, the maturity date and interest rate of the securities purchased, the number and value of securities purchased (specific as to each series if applicable) and the aggregate number and value of securities offered through the underwriting or selling syndicate.

10. The Adviser shall maintain and preserve on behalf of the Portfolios written records in accordance with the provisions of Rule 10f-3(b)(11), which records shall contain a copy of the Fund's Rule 10f-3 Procedures, as they may be modified from time to time, and all copies of Form l0f-3 reviewed by the Board of Trustees.

11. On an annual basis, the Adviser shall provide a report to the Board regarding the securities purchased pursuant to these Rule 10f-3 Procedures analyzing the performance of such securities.



Date:  October 21, 1997

                                                                       EXHIBIT A

                                   FORM 10f-3




                        WILLIAM BLAIR FUNDS (the "Fund")

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures









Issuer: Hewitt Associates

Date offering commenced: 06/27/02

Aggregate number and value of securities offered through underwriting or selling syndicate:

11,150,000 for $211,850,000

Offering price at close of first day on which any sales were made: $23.51

Underwriting syndicate's members: Goldman Sachs, Banc of America Securites, JPMorgan, UBS Warburg, Salomon Smith Barney, Wachovia Securities, William Blair & Company, LLC

Date of purchase: 06/27/02

Number and value of securities purchased (specific as to each series if applicable): 9,400 for $178,600

Purchase price (net of fees and expenses): $19.00

Maturity date and interest rate (if applicable): n/a

Underwriter from whom purchased: Goldman Sachs

Commission, spread or profit: 7%

Comparative information regarding commission, spread or profit for similar underwritings during the same period:

                                                                        Underwriting
Issuer                                            Price                   Discount                Gross Spread
------                                            -----                   --------                ------------
Plumtree Software                                 8.500                    0.5950                      7.00
Liquidmetal Technologies                         15.000                    1.0500                      7.00
DOV Pharmaceutical Inc                           13.000                    0.9100                      7.00
Verint Systems Inc                               16.000                    1.1200                      7.00
Printcafe Software Inc                           10.000                    0.7000                      7.00
Quinton Cardiology Systems                        7.000                    0.4900                      7.00
Altiris Inc                                      10.000                    0.7000                      7.00
Kyphon Inc                                       15.000                    1.0500                      7.00
SRA International Inc                            18.000                    1.2600                      7.00
Netflix Inc                                      15.000                    1.0500                      7.00
Computer Programs and Systems Inc                16.500                    1.1550                      7.00
Nuveen Quality Preferred Income Fund             15.000                    0.6750                      4.50
MTC Technologies Inc                             17.000                    1.1900                      7.00

Conditions                                                                           Yes            No
----------                                                                           ---            --

(1)  The  securities  are  either  (i) part of an  issue  registered  under  the
     Securities Act of 1933 that is being offered to the public or (ii) Eligible
     Municipal Securities, (iii) securities sold in an Eligible Foreign Offering
     or (iv) securities sold in an Eligible Rule 144A Offering.                       X
                                                                                     ---           ---

(2)  The  purchase  price  paid did not  exceed  the  price  paid by each  other purchaser of securities in that offering or in any  concurrent  offering of the  securities  at the  close of the first day on which any sales are made
     (except,  in the case of an Eligible  Foreign  Offering,  for any rights to purchase  that are  required  by law to be  granted  to  existing  security holders of the  issuer),  or, if a rights  offering,  the  securities  were purchased  on or  before  the  fourth  day  preceding  the day on which the
     offering terminated.                                                             X
                                                                                     ---           ---



(3)  In respect of securities  other than  Eligible  Municipal  Securities,  the issuer of the securities has been in continuous operation for not less than
     three years, including the operations of any predecessors.                       X
                                                                                     ---           ---

(4)  The underwriting was a firm commitment underwriting.                             X
                                                                                     ---           ---

(5)  The  commission,  spread or profit was  reasonable  and fair in relation to that being received by others for underwriting  similar  securities  during
     the same period.                                                                 X
                                                                                     ---           ---

(6)  The amount of such securities  purchased by all of the investment companies managed by the  Adviser  did not exceed 25% of the  principal  amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule
     144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling  syndicate to QIBs, plus (2)
     the principal amount in any concurrent public offering.                          X
                                                                                     ---           ---

(7)  The Adviser was not a direct or indirect participant in the sale.                X
                                                                                     ---           ---

Approved:                                   Date:
          --------------------------              ---------------------

Board of Trustees Review Date:
                                --------------------------

                                                                       EXHIBIT B


                               WILLIAM BLAIR FUNDS


                             Tax Managed Growth Fund

                Form of Quarterly Report on Rule 10f-3 Purchases











During the 1st quarter of 2002, William Blair Funds Tax Managed Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:

----------------------------------------------------------------------------------------------------------------

    Issuer           Date of Purchase     Amount of Purchase        Purchase Price         Broker/Dealer
----------------------------------------------------------------------------------------------------------------
Hewitt Associates        6/27/02               178,600                   $19.00               Goldman
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

The above purchase [purchases] was [were] made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the trustees of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

3. In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

4.   The underwriting was a firm commitment underwriting.

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

6. The amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule 144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate to QIBs, plus (2) the principal amount in any concurrent public offering.

                               WILLIAM BLAIR FUNDS

                              Rule 10f-3 Procedures

     The Board of Trustees of William Blair Funds (the "Fund") has approved the following procedures to permit the Portfolios of the Fund to purchase securities from underwriting and selling syndicates in which William Blair & Company, L.L.C. (the "Adviser") participates as a syndicate member in compliance with the provisions of Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser is directed to comply with these procedures in effecting any such purchase of securities for the Fund.

Definitions
-----------

     For the purpose of these procedures and the attached Form 10f-3, the following definitions shall apply:

     Domestic Issuer means any issuer other than a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country.

     Eligible Foreign Offering means a public offering of securities, conducted under the laws of a country other than the United States, that meets the following conditions:

          (i) The offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940 Act, in such country;

          (ii) The securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer);

          (iii) Financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in such country, for the two years prior to the offering, are made available to the public and prospective purchasers in connection with the offering; and

          (iv) If the issuer is a Domestic Issuer, it meets the following conditions:

               (A) It has a class of securities registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") or is required to file reports pursuant to Section 15(d) or the 1934 Act; and

               (B) It has filed all the material required to be filed pursuant to Section 13(a) or 15(d) of the 1934 Act for a period of at least 12 months immediately preceding the sale of securities made in reliance upon Rule 10f-3 (or for such shorter period that the issuer was required to file such material).

     Eligible Municipal  Securities means "municipal  securities," as defined in
Section 3(a)(29) of the 1934 Act, that have received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"); provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from a NRSRO.

     Eligible Rule 144A Offering means an offering of securities that meets the following conditions:

          (i) The securities are offered or sold in transactions exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A under Section 4(2) or Rules 501-508 under Section 4(2);

          (ii) The securities are sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include "qualified institutional buyers," as defined in Rule 144A(a)(1) ("QIBs"); and

          (iii) The seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other QIBs pursuant to Rule 144A.

     NRSRO has the same meaning as that set forth in Rule 2a-7(a)(14) under the 1940 Act.

Conditions
----------

     Before making a purchase for a Portfolio of securities from an underwriting or selling syndicate, the Adviser shall determine whether it is a manager or participant in the underwriting or selling syndicate, and, if it is, the Adviser may purchase securities for the Portfolios provided that all the conditions set forth below (the "Rule 10f-3 Procedures") are met:

1. The securities to be purchased (i) are part of an issue registered under the Securities Act of 1933 that is being offered to the public; (ii) Eligible Municipal Securities; (iii) securities sold in an Eligible Foreign Offering; or (iv) securities sold in an Eligible Rule 144A Offering.

2. The securities are purchased prior to the end of the first day on which any sales are made, if not offered for subscription upon exercise of rights, or are purchased on or before the fourth day preceding the day on which the rights offering terminates at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer). For purposes of determining whether the securities are being sold in an Eligible Rule 144A Offering and of determining compliance with this Paragraph 2, the Fund may reasonably rely upon written statements made by the issuer or a syndicate manager, or by an underwriter or seller of the securities through which the Portfolios purchase the securities.

3. With respect to an issue registered under the Securities Act of 1933 that is offered to the public or are purchased pursuant to an Eligible Foreign Offering or an Eligible Rule 144A Offering, the issuer of the securities to be purchased shall have been in continuous operation for not less than three years, including the operations of any predecessors.

4. The securities are offered in a firm commitment underwriting pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

5. The commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time.

6. The amount of securities of any class of such issue to be purchased by a Portfolio or by, in the aggregate, any two or more investment companies managed by the Adviser, shall not exceed (i) 25% of the principal amount of the offering of such class if purchased in an offering other than an Eligible Rule 144A Offering; or (ii) if purchased in an Eligible Rule 144A Offering, 25% of the total of (A) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (B) the principal amount of the offering of such class in any concurrent public offering.

7. No Portfolio purchases securities offered directly or indirectly from an officer, director, member of an advisory board, the Adviser, an employee of such Portfolio or from a person of which any such officer, director, member of an advisory board, the Adviser or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter if (i) such underwriter does not benefit directly or indirectly from the transaction; or (ii) in respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of any person from whom this section prohibits purchase.

8. The Adviser shall (i) maintain a record of each purchase effected pursuant to the Fund's Rule 10f-3 Procedures on a Form 10f-3 in the form attached hereto as Exhibit A and (ii) shall present a written report to the Board of Trustees, in the form attached hereto as Exhibit B, no less frequently than quarterly, summarizing such information for each purchase during the preceding quarter and attaching to such report all copies of Form 10f-3 completed during the quarter.

9. All such transactions shall be reported on the Portfolios' semi-annual reports on Form N-SAR and a written record of each such transaction, setting forth (1) from whom the securities were acquired, (2) the identity of the underwriting syndicate's members, (3) the terms of the transaction and (4) the information or materials upon which the Board of Trustees based its quarterly determination that all purchases made during the preceding quarter were effected in compliance with the Fund's Rule 10f-3 Procedures shall be attached as an exhibit to Form N-SAR. The information regarding the terms of the transaction shall include the date of purchase, the maturity date and interest rate of the securities purchased, the number and value of securities purchased (specific as to each series if applicable) and the aggregate number and value of securities offered through the underwriting or selling syndicate.

10. The Adviser shall maintain and preserve on behalf of the Portfolios written records in accordance with the provisions of Rule 10f-3(b)(11), which records shall contain a copy of the Fund's Rule 10f-3 Procedures, as they may be modified from time to time, and all copies of Form l0f-3 reviewed by the Board of Trustees.

11. On an annual basis, the Adviser shall provide a report to the Board regarding the securities purchased pursuant to these Rule 10f-3 Procedures analyzing the performance of such securities.



Date:  October 21, 1997

                                                                       EXHIBIT A

                                   FORM 10f-3




                        WILLIAM BLAIR FUNDS (the "Fund")

                             Small Cap Growth Fund

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures









Issuer: Synaptics

Date offering commenced: 1/28/02

Aggregate number and value of securities offered through underwriting or selling syndicate:

5,000,000 for $55,000,000

Offering price at close of first day on which any sales were made: 13.11

Underwriting syndicate's members: Bear, Stearns; SG Cowen; SoundView Technology; William Blair; Friedman, Billings & Ramsey; Gerard Klauer Mattison; Ladenburg Capital Markets; Legg Mason Wood Walker; McDonald Investments; Needham & Company; Pali Capital; C.E. Unterberg, Towbin.

Date of purchase: 1/28/02

Number and value of securities purchased (specific as to each series if applicable): 10,000 for $110,000

Purchase price (net of fees and expenses): $11.00

Maturity date and interest rate (if applicable): n/a

Underwriter from whom purchased: Bear, Stearns

Commission, spread or profit: 7%

Comparative information regarding commission, spread or profit for similar underwritings during the same period:

       Issuer                         Price Per Share      Underwriting Discount      Gross Spread
       ------                         ---------------      ---------------------      ------------
Alliance National Municipal                15.000                 .675                    4.500
Alliance NY Municipal Fund Inc             15.000                 .675                    4.500
Synaptics Inc                              11.000                 .770                    7.000
ManTech International Corp                 16.000                1.120                    7.000
Paypal Inc                                 13.000                 .910                    7.000
BlackRock Strategic Bond Trust             15.000                 .675                    4.500

Conditions                                                                           Yes            No
----------                                                                           ---            --
(1)  The  securities  are  either  (i) part of an  issue  registered  under  the
     Securities Act of 1933 that is being offered to the public or (ii) Eligible
     Municipal Securities, (iii) securities sold in an Eligible Foreign Offering
     or (iv) securities sold in an Eligible Rule 144A Offering.                       X
                                                                                     ---           ---

(2)  The  purchase  price  paid did not  exceed  the  price  paid by each  other purchaser of securities in that offering or in any  concurrent  offering of the  securities  at the  close of the first day on which any sales are made
     (except,  in the case of an Eligible  Foreign  Offering,  for any rights to purchase  that are  required  by law to be  granted  to  existing  security holders of the  issuer),  or, if a rights  offering,  the  securities  were purchased  on or  before  the  fourth  day  preceding  the day on which the
     offering terminated.                                                             X
                                                                                     ---           ---

(3)  In respect of securities  other than  Eligible  Municipal  Securities,  the issuer of the securities has been in continuous operation for not less than
     three years, including the operations of any predecessors.                       X
                                                                                     ---           ---

(4)  The underwriting was a firm commitment underwriting.                             X
                                                                                     ---           ---

(5)  The  commission,  spread or profit was  reasonable  and fair in relation to that being received by others for underwriting  similar  securities  during
     the same period.                                                                 X
                                                                                     ---           ---

(6)  The amount of such securities  purchased by all of the investment companies managed by the  Adviser  did not exceed 25% of the  principal  amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule
     144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling  syndicate to QIBs, plus (2)
     the principal amount in any concurrent public offering.                          X
                                                                                     ---           ---

(7)  The Adviser was not a direct or indirect participant in the sale.                X
                                                                                     ---           ---


Approved:                                   Date:
          --------------------------              ---------------------


Board of Trustees Review Date:
                                --------------------------

                                                                       EXHIBIT B


                               William Blair Funds


                              Small Cap Growth Fund

                Form of Quarterly Report on Rule 10f-3 Purchases










During the 1st quarter of 2002, William Blair Funds Small Cap Growth Fund (the "Fund"), made the following Rule 10f-3 purchases:

----------------------------------------------------------------------------------------------------------------
   Issuer            Date of Purchase      Amount of Purchase       Purchase Price            Broker/Dealer
----------------------------------------------------------------------------------------------------------------
Synaptics                1/28/02               110,000                   $11.00               Bear, Stearns
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

The above purchase [purchases] was [were] made from an underwriting syndicate of which William Blair & Company, a broker-dealer, was a participating member. The Fund did not purchase the shares directly or indirectly from William Blair & Company. All shares were acquired from an outside firm and no credit was received by William Blair & Company. According to Rule 10f-3, all purchases of securities made pursuant to the rule must be reported to the appropriate and required parties. Accordingly, we are advising the trustees of the Fund of this [these] purchase [purchases] with this statement and the following disclosure:

1. The securities are either (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public or (ii) Eligible Municipal Securities, (iii) securities sold in an Eligible Foreign Offering or (iv) securities sold in an Eligible Rule 144A Offering.

2. The purchase price paid did not exceed the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities at the close of the first day on which any sales are made (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.

3. In respect of securities other than Eligible Municipal Securities, the issuer of the securities has been in continuous operation for not less than three years, including the operations of any predecessors.

4.   The underwriting was a firm commitment underwriting.

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

6. The amount of such securities purchased by all of the investment companies managed by the Adviser did not exceed 25% of the principal amount of an offering other than an Eligible Rule 144A Offering, or, in an Eligible Rule 144A Offering, 25% of the total of (1) the principal amount of the offering sold by underwriters or members of the selling syndicate to QIBs, plus (2) the principal amount in any concurrent public offering.